Exhibit 31.4

CERTIFICATION PURSUANT TO

RULE 13a-14(a)/15d-14(a),

AS ADOPTED PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, David P. Jones, certify that:

1. I have reviewed this amendment no. 1 to the annual report on Form 10-K for the year ended December 31, 2010 of Team Health Holdings, Inc.; and

2. Based on my knowledge, this amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

By:	/S/ DAVID P. JONES
David P. Jones Executive Vice President and Chief Financial Officer

Date: February 28, 2011